UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 NE Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant's telephone number, including area code: (855) 884-0575

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
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Item 7.01 Regulation FD Disclosure.
From time to time, senior management of Pioneer Energy Services (the “Company”) meets with groups of investors and business analysts. The slides attached to this report have been prepared in connection with management's participation in such meetings and participation in the UBS Global Oil and Gas Conference. The slides provide an update on the Company's operations and certain recent developments, which among others, include the following:
Drilling

•	April utilization was 67%. Current utilization is 75%.

•	In the U.S., rigs remain 100% contracted with dayrates continuing to increase. Current AC rig upgrade to be completed in early June.

•	In Colombia, three rigs currently working. Expect two additional rigs to begin working by the end of the second quarter.
Production Services

•	Well Servicing April utilization was 43% as compared to 43% in the prior quarter. May month-to-date utilization is 47%.

•	Coiled Tubing activity and pricing improving from first quarter 2017 levels.

•	Wireline activity and pricing remains strong. Expect to receive two additional wireline units in June and two in July.
The slides are included in Exhibit 99.1 to this report and are incorporated herein by reference. The slides are available on the Company's website at www.pioneeres.com.
Safe Harbor Statement
Statements contained in this report and Exhibit 99.1 to this report that state the Company's or its management's expectations and assumptions about future events are forward-looking statements intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is important to note that the Company's actual results could differ materially from those projected or assumed in such forward-looking statements. Factors that could affect those results include, among others, those mentioned in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2016 which has been filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
99.1    Slides for Company presentations to be used from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Dated: May 23, 2017